     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 15, 1994

                                                      REGISTRATION NO.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                                  TENNECO INC.
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)
             PLAN: ILLINOIS
            ISSUER: DELAWARE                       ISSUER: 76-0233548
    (STATE OR OTHER JURISDICTION OF       (I.R.S. EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

    TENNECO BUILDING, HOUSTON, TEXAS                     77002
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

              PACKAGING CORPORATION OF AMERICA 401(K) SAVINGS PLAN
                            (FULL TITLE OF THE PLAN)

                                  M. W. MEYER
                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL
                                  TENNECO INC.
                                TENNECO BUILDING
                              HOUSTON, TEXAS 77002
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                           TELEPHONE: (713) 757-2131
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ----------------

                        CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                           PROPOSED        PROPOSED
                                            MAXIMUM        MAXIMUM
  TITLE OF SECURITIES     AMOUNT TO BE     OFFERING       AGGREGATE       AMOUNT OF
   TO BE REGISTERED        REGISTERED   PRICE PER SHARE OFFERING PRICE REGISTRATION FEE
- ---------------------------------------------------------------------------------------
Common Stock of Tenneco
 Inc., par value $5 per
 share (including
 associated Rights)....   300,000 shs.      $45.38*      $13,614,000        $4,695
- ---------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
* Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 and is based upon the average of the high and low prices of the Common Stock as quoted for July 8, 1994, in The Wall Street Journal.

  In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

         UNDERTAKINGS AND OTHER INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

  The following documents filed with the Securities and Exchange Commission are incorporated in this registration statement by reference:

    1. The Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1993.

    2. Tenneco Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1993.

    3. Tenneco Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

    4. Tenneco Inc.'s Current Report on Form 8-K dated April 26, 1994.

    5. Tenneco Inc.'s definitive Proxy Statement for the Annual Meeting of Stockholders held on May 10, 1994.

    6. Description of the Common Stock of Tenneco Inc. included in Tenneco Inc.'s Registration Statement on Form 8-B, Registration No. 1-9864, as filed with the Commission on March 8, 1988.

  All documents subsequently filed by Tenneco Inc. or the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated in this registration statement by reference and to be a part hereof from the date of the filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

  Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

  Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The By-Laws of Tenneco Inc. include the following provision:

    "Section 14. Each person who is or was a director or officer of the Company, or who serves or may have served at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) and who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, including appeals, shall be indemnified by the Company as a matter of right to the full extent permitted or authorized by the General Corporation Law of Delaware, as it may from time to time be amended, against any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in his capacity as a director or officer, or arising out of his status as a director or officer. Each person who is or was an employee or agent of the Company, or who serves or may have served at the request of the Company as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) may, at the discretion of the Board, be indemnified by the Company to the same extent as provided herein with respect to directors and officers of the Company.

    "The Company may, but shall not be obligated to, maintain insurance at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Company, or is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. The Company may, but shall not be obligated to, pay expenses incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding.

    "The indemnification provided by this Section 14 shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law or under any agreement, vote of stockholders or disinterested directors or otherwise."

  Insofar as the foregoing provision permits indemnification (other than the payment by Tenneco Inc. of expenses incurred or paid by a director or officer in the successful defense of any action) for liabilities arising under the Securities Act of 1933, Tenneco Inc. has been advised by the Securities and Exchange Commission that, in the opinion of the Commission, it is against public policy as expressed in the Act and therefore unenforceable. In the event that a claim for such indemnification is asserted by an officer or a director, pursuant to the foregoing provision or Delaware law, Tenneco Inc. will (unless the question has already been determined by a precedent deemed to be controlling) submit to a court of appropriate jurisdiction the question whether or not indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Tenneco Inc. has purchased insurance which purports to insure Tenneco Inc. against certain costs of indemnification which may be incurred by it pursuant to the foregoing provision, and to insure the officers and directors of Tenneco Inc., and of its subsidiary companies, against certain liabilities incurred by them in the discharge of their function as such officers and directors except for liabilities resulting from their own malfeasance.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

ITEM 8. EXHIBITS.

  Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated.

  3(a)    --Specimen Certificate of Common Stock (Exhibit 4(b)(2) to Registration No. 33-
           17815).
  3(b)(1) --Copy of Certificate of Incorporation as amended and supplemented as of
           December 8, 1987 (Exhibit 3(a) to Form 10-K for the fiscal year ended December
           31, 1987, File No. 1-9864).
  3(b)(2) --Certificate of Amendment to Certificate of Incorporation dated May 17, 1988
           (Exhibit 3(a) to Form 10-Q for the quarter ended June 30, 1988, File No. 1-
           9864).
  3(b)(3) --Certificate of Designation, Preferences and Rights of Series A Participating
           Junior Preferred Stock, dated May 24, 1988 (Exhibit 3(b) to Form 10-Q for the quarter ended June 30, 1988, File No. 1-9864).
  3(b)(4) --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
           February 21, 1989 (Exhibit 3(a)(4) to Form 10-K for the fiscal year ended
           December 31, 1988, File No. 1-9864).
  3(b)(5) --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
           February 21, 1990 (Exhibit 3(a)(5) to Form 10-K for the fiscal year ended
           December 31, 1989, File No. 1-9864).
  3(b)(6) --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
           February 21, 1991 (Exhibit 3(a)(6) to Form 10-K for the fiscal year ended
           December 31, 1990, File No. 1-9864).
  3(b)(7) --Certificate of Designation, Preferences and Rights of Series A Cumulative
           Preferred Stock, dated December 19, 1991 (Exhibit 4(b)(7) to Registration No.
           33-45345).
  3(b)(8) --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
           February 21, 1992 (Exhibit 3(a)(8) to Form 10-K for the fiscal year ended
           December 31, 1991, File No. 1-9864).

   3(b)(9)  --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
             February 22, 1993 (Exhibit 3(a)(9) to Form 10-K for the fiscal year ended
             December 31, 1992, File No. 1-9864).
   3(b)(10) --Certificate of Retirement of Preferred Stock Redeemed or Purchased dated
             February 14, 1994 (Exhibit 3(a)(10) to Form 10-K for the fiscal year ended
             December 31, 1993, File No. 1-9864).
   3(c)     --By-Laws of Tenneco Inc. as amended March 9, 1993 (Exhibit 3(b) to Form 10-K for the fiscal year ended December 31, 1992, File No. 1-9864).
   3(d)     --Rights Agreement dated as of May 24, 1988, as amended and restated October 1,
             1989, between Tenneco Inc. and First Chicago Trust Company of New York, as
             Rights Agent (Exhibit 4(d) to Registration No. 33-43561).
   4        --Included in Exhibits 3(a) and 3(b).
   5        --None.
  15        --None.
 *23        --The consents of Arthur Andersen & Co. are attached to this Registration
             Statement.
 *24        --Powers of Attorney of Mark Andrews, W. Michael Blumenthal, M. Kathryn
             Eickhoff, Peter T. Flawn, Henry U. Harris, Jr., Belton K. Johnson, John B.
             McCoy, Joseph J. Sisco and William L. Weiss.
  27        --None.
  28        --None.
  99(a)(1)  --The Packaging Corporation of America 401(k) Savings Plan (Exhibit 28(a)(1) to
             Registration No. 33-34614).
  99(a)(2)  --Amendment Number One to the Packaging Corporation of America 401(k) Savings
             Plan (Exhibit 28(a)(2) to Registration No. 33-34614).
  99(b)     --The Packaging Corporation of America 401(k) Savings Plan Trust Agreement
             (Exhibit 28(b) to Registration No. 33-34614).
  99(c)     --The Packaging Corporation of America 401(k) Savings Plan Summary Plan
             Description (Exhibit 28(c) to Registration No. 33-34614).

  The Registrant has submitted the Plan, and hereby undertakes to submit any amendment thereto, to the Internal Revenue Service in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS.

A. SUBSEQUENT DISCLOSURE.

  The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

  provided, however, that the undertakings set forth in paragraphs (i) and
  (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. INCORPORATION BY REFERENCE.

  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. TO TRANSMIT CERTAIN MATERIAL.

  (1) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each employee to whom the prospectus is sent or given a copy of the registrant's annual report to stockholders for its last fiscal year, unless such employee otherwise has received a copy of such report in which case the registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report on written request of the employee. If the last fiscal year of the registrant has ended within 120 days prior to the use of the prospectus, the annual report for the preceding year may be so delivered, but within such 120 day period the annual report for the last fiscal year will be furnished to each such employee.

  (2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

THE REGISTRANT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON THIS 15TH DAY OF JULY, 1994.

                                          TENNECO INC.

                                                       Dana G. Mead
                                          By __________________________________
                                                       Dana G. Mead
                                               Chairman and Chief Executive
                                                          Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

             SIGNATURE                             TITLE                    DATE
             ---------                             -----                    ----
             Dana G. Mead                Principal Executive Officer
 --------------------------------------   and Director                    July 15, 1994
             Dana G. Mead

          Robert T. Blakely               Principal Financial and
 --------------------------------------    Accounting Officer             July 15, 1994
          Robert T. Blakely

Mark Andrews, W. Michael Blumenthal,      Directors
 M. Kathryn Eickhoff, Peter T. Flawn,
 Henry U. Harris, Jr., Belton K.
 Johnson,
 John B. McCoy, Joseph J. Sisco,
 William L. Weiss


          M. W. Meyer                                              July 15, 1994
By ____________________________
       Attorney-in-fact

                                   SIGNATURE

THE PLAN

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE PACKAGING CORPORATION OF AMERICA 401(K) SAVINGS PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON THIS 15TH DAY OF JULY, 1994.

                                          PACKAGING CORPORATION OF AMERICA
                                           401(k) SAVINGS PLAN

                                                      John Potempa
                                          By __________________________________
                                                      John Potempa
                                                 Chairman of the Packaging
                                              Corporation of America Benefits
                                                         Committee

                                    CONSENTS

                INDEPENDENT PUBLIC ACCOUNTANTS FOR TENNECO INC.

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1994, included in the Annual Report of Tenneco Inc. on Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen & Co.

Houston, Texas
July 15, 1994

                               ----------------

   INDEPENDENT PUBLIC ACCOUNTANTS FOR PACKAGING CORPORATION OF AMERICA 401(K)
                                  SAVINGS PLAN

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 20, 1994, included in the Annual Report of the Packaging Corporation of America 401(k) Savings Plan on Form 11-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen & Co.

Chicago, Illinois
July 15, 1994

                               INDEX TO EXHIBITS

              PACKAGING CORPORATION OF AMERICA 401(K) SAVINGS PLAN

  EXHIBIT
  NUMBER
  -------
  3(a)     --Specimen Certificate of Common Stock (Exhibit 4(b)(2) to
            Registration No. 33-17815).                                     *
  3(b)(1)  --Copy of Certificate of Incorporation as amended and supplemented as of December 8, 1987 (Exhibit 3(a) to Form
            10-K for the fiscal year ended December 31, 1987, File No.
            1-9864).                                                        *
  3(b)(2)  --Certificate of Amendment to Certificate of Incorporation
            dated May 17, 1988 (Exhibit 3(a) to Form 10-Q for the
            quarter ended June 30, 1988, File No. 1-9864).                  *
  3(b)(3)  --Certificate of Designation, Preferences and Rights of
            Series A Participating Junior Preferred Stock, dated May
            24, 1988 (Exhibit 3(b) to Form 10-Q for the quarter ended
            June 30, 1988, File No. 1-9864).                                *
  3(b)(4)  --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 21, 1989 (Exhibit 3(a)(4) to Form
            10-K for the fiscal year ended December 31, 1988, File No.
            1-9864).                                                        *
  3(b)(5)  --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 21, 1990 (Exhibit 3(a)(5) to Form
            10-K for the fiscal year ended December 31, 1989, File No.
            1-9864).                                                        *
  3(b)(6)  --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 21, 1991 (Exhibit 3(a)(6) to Form
            10-K for the fiscal year ended December 31, 1990, File No.
            1-9864).                                                        *
  3(b)(7)  --Certificate of Designation, Preferences and Rights of
            Series A Cumulative Preferred Stock, dated December 19,
            1991 (Exhibit 4(b)(7) to Registration No. 33-45345).            *
  3(b)(8)  --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 21, 1992 (Exhibit 3(a)(8) to Form
            10-K for the fiscal year ended December 31, 1991, File No.
            1-9864).                                                        *
  3(b)(9)  --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 22, 1993 (Exhibit 3(a)(9) to Form
            10-K for the fiscal year ended December 31, 1992, File No.
            1-9864).                                                        *
  3(b)(10) --Certificate of Retirement of Preferred Stock Redeemed or
            Purchased dated February 14, 1994 (Exhibit 3(a)(10) to Form
            10-K for the fiscal year ended December 31, 1993, File No.
            1-9864).                                                        *
  3(c)     --By-Laws of Tenneco Inc. as amended March 9, 1993 (Exhibit
            3(b) to Form 10-K for the fiscal year ended December 31,
            1992, File No. 1-9864).                                         *
  3(d)     --Rights Agreement dated as of May 24, 1988, as amended and restated October 1, 1989, between Tenneco Inc. and First
            Chicago Trust Company of New York, as Rights Agent (Exhibit
            4(d) to Registration No. 33-43561).                             *
 23        --The consents of Arthur Andersen & Co. are attached to the
            Registration Statement.
 24        --Powers of Attorney of Mark Andrews, W. Michael Blumenthal,
            M. Kathryn Eickhoff, Peter T. Flawn, Henry U. Harris, Jr.,
            Belton K. Johnson, John B. McCoy, Joseph J. Sisco and
            William L. Weiss.
 99(a)(1)  --The Packaging Corporation of America 401(k) Savings Plan
            (Exhibit 28(a)(1) to Registration No. 33-34614).                *
 99(a)(2)  --Amendment Number One to the Packaging Corporation of
            America 401(k) Savings Plan (Exhibit 28(a)(2) to
            Registration No. 33-34614).                                     *
 99(b)     --The Packaging Corporation of America 401(k) Savings Plan
            Trust Agreement (Exhibit 28(b) to Registration No. 33-
            34614).                                                         *
 99(c)     --The Packaging Corporation of America 401(k) Savings Plan
            Summary Plan Description (Exhibit 28(c) to Registration No.
            33-34614).                                                      *

- --------
* Incorporated by reference to a prior filing